                           CONSENT AND THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT


               CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 30, 1999 (this "Consent"), by and among PRECISE HOLDING CORPORATION, a Delaware corporation ("Parent"), PRECISE TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower currently existing (each a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (the "Lenders") and FLEET NATIONAL BANK ("Fleet"), as agent (together with any successor agent, the "Agent") for the lenders from time to time party thereto (the "Lenders") and as Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

               WHEREAS, Parent, the Borrower, each Subsidiary of the Borrower then existing, the Lenders and Fleet are parties to that certain Credit Agreement, dated as of June 13, 1997 (as the same has been and may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders made loans to, and established credit facilities for, the Borrower;

               WHEREAS, the Borrower, Precise Technology of Delaware, Inc. ("Delaware"), Precise Technology of Illinois, Inc. ("Illinois"), Precise TMP, Inc. ("TMP"), Precise Polestar, Inc. ("Polestar") and Massie Tool, Mold & Die, Inc. ("Massie," and together with Delaware, Illinois, TMP and Polestar, the "Merged Subsidiaries") have entered into a series of merger agreements effective June 30, 1999 (with the merger of TMP with and into the Borrower effective July 1, 1999) (the "Merger Agreements"), with the Borrower as the ultimate sole surviving corporation, and pursuant to which the Borrower has assumed all of the rights, liabilities and obligations of each Merged Subsidiary (the "Mergers");

               WHEREAS, the Borrower desires to create a new Subsidiary, namely Precise Intellectual Property Holdings Company, Inc., a Delaware corporation ("IP Holdings"), of which 100% of capital stock and 100% of voting power will be owned by the Borrower, and the Borrower and IP Holdings will enter into an Intangible Property Assignment and a Patent and Trademark Assignment, each dated as of September 30, 1999 (the "IP Assignment" and the "P&T Assignment", respectively), in form and substance satisfactory to the Agent, pursuant to which the Borrower will transfer to IP Holdings all of its intangible property, subject to the security interests of the Collateral Agent in such property pursuant to the Collateral Documents on behalf of the Secured Parties, which intangible property shall include patents, trademarks and copyrights, manufacturing processes, know how, trade secrets and other proprietary information, all of which intangible property is described in the IP Assignment and the P&T Assignment (collectively, the "Intangible Property");

               WHEREAS, pursuant to a License and Royalty Agreement, in form and substance satisfactory to the Agent, between IP Holdings and the Borrower, dated as of September 30,

1999 (the "Royalty Agreement"), IP Holdings will grant an exclusive right and license to use the Intangible Property to the Borrower on an arm's-length basis to each of the Borrower and IP Holdings in consideration of the payment in cash, in accordance with the terms of the Royalty Agreement, by the Borrower to IP Holdings of royalties (the "Royalties");

               WHEREAS, after entering into the Royalty Agreement, it is expected that IP Holdings will from time to time make a loan or loans to the Borrower in amounts equal to the amount of the Royalties from time to time due and payable by the Borrower to IP Holdings, which loan or loans will be (i) evidenced by intercompany promissory notes in form and substance satisfactory to the Agent (each, an "Intercompany Note") and (ii) expressly subordinated in right of payment and enforcement to the prior payment in full and enforcement of all of the Obligations and each such Intercompany Note will be pledged by IP Holdings to the Collateral Agent pursuant to the Security Agreement (each such loan, a "Subordinated Loan"); and

               WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth below the Agent and the Lenders are willing to grant, the consent of the Agent and the Lenders to (i) the creation of IP Holdings, (ii) the transfer of the Intangible Property to IP Holdings pursuant to the terms of the IP Assignment and the P&T Assignment, subject to the security interests of the Collateral Agent in such property pursuant to the Collateral Documents on behalf of the Secured Parties (the "Transfer"), (iii) the grant by IP Holdings to the Borrower of an exclusive right and license to use the Intangible Property pursuant to the terms of the Royalty Agreement, and (iv) certain amendments to the Credit Agreement, in each case subject to the terms and conditions provided herein;

               NOW, THEREFORE, in consideration of the mutual agreements contained herein and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

               1. Consent. (a) Notwithstanding anything to the contrary contained in Section 5.02(l) of the Credit Agreement, the Agent and the Lenders consent to the creation by the Borrower of IP Holdings.

                       (b) Notwithstanding anything to the contrary contained
               in Section 5.02(d) of the Credit Agreement, the Agent and the Lenders consent to (i) the Transfer and (ii) the grant by IP Holdings to the Borrower of an exclusive right and license to use the Intangible Property, and agree that the Borrower and IP Holdings may enter into the IP Assignment, the P&T Assignment and the Royalty Agreement.

               2. Amendments to Credit Agreement. On and after the Consent Effective Date, (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in alphabetical order:

                ""Intercompany Note" has the meaning specified in Section 5.02(e)(xi)"; and

               (b) Section 5.02(e)(xi) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                        "; provided that (A) in the case of intercompany loans
                that are evidenced by an intercompany promissory note (each, an "Intercompany Note"), each such Intercompany Note shall be in form and substance satisfactory to the Agent and shall be pledged by the Borrower or such Subsidiary to the Collateral Agent pursuant to the Security Agreement and (B) any such intercompany loans shall be expressly subordinated in right of payment and enforcement to the prior payment in full and enforcement of the Obligations and the subordination provisions in such Intercompany Notes shall be satisfactory to the Agent".

                        3. Conditions Precedent. The obligation of the Agent and the Lenders to execute and deliver this Consent and to make any Advance under the Credit Agreement after the Consent Effective Date (as hereinafter defined) is subject to the following:

                        (a) the representations and warranties contained in each Loan Document are true and correct on and as of the Consent Effective Date, both before and after giving effect to this Consent, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Consent Effective Date, in which case such representations and warranties shall be true and correct as of such specific date;

                        (b) no event shall have occurred and be continuing, or would result from the consummation of any of the transactions contemplated herein, that constitutes a Default;

                        (c) the representations and warranties contained in
                        Section 4 of this Consent shall be true and correct on and as of the date hereof;

                        (d) the Agent shall have received, on behalf of the Lenders, in each case in form and substance satisfactory to the Agent, the following documents:

                                (i) a Patent, Trademark & Copyright Pledge and Security Agreement (the "IP Security Agreement") duly executed by IP Holdings in favor of the Secured Parties, together with (A) appropriate executed UCC-1 financing statements, and (B) all other instruments, financing statements and other documents that the Collateral Agent may deem necessary or desirable in order to perfect and protect, and continue and maintain the perfection of, the security interests granted by the IP Security Agreement;

                                (ii) a supplement to the Security Agreement (the "Security Agreement Supplement") duly executed by the Borrower and IP Holdings in favor of the Secured Parties, together with (A) appropriate executed UCC-1 and UCC-3 financing statements,
                                (B) certificates representing the capital stock of IP Holdings, accompanied by undated stock powers executed in blank, and (C) the Blocked Account Letters and an Investment Account Control Agreement, in each case duly executed by the Borrower in favor of the

                                Collateral Agent on behalf of the Secured
                                Parties and (D) all other instruments, financing statements and other documents that the Collateral Agent may deem necessary or desirable in order to perfect and protect, and continue and maintain the perfection of, the Liens created by the Security Agreement, as supplemented by the Security Agreement Supplement;

                                (iii) true and complete copies of the documents necessary to effect the Mergers (the "Merger Documents") including, without limitation, the Merger Agreements, the Agreements and Plans of Merger, the Certificates of Ownership and Merger and Articles of Merger, as appropriate for each of the Merged Subsidiaries and the Borrower;

                                (iv) a supplement to the Credit Agreement (the "Credit Agreement Supplement") duly executed by IP Holdings, together with amended schedules to the Credit Agreement;

                                (v) a Subsidiary Guaranty duly executed by IP Holdings in favor of the Secured Parties;

                                (vi) evidence of the insurance for IP Holdings required by the terms of the Security Agreement;

                                (vii) copies of the resolutions of the Boards of Directors of the Borrower, each Merged Subsidiary and IP Holdings authorizing the Mergers, the Merger Documents and the consummation of the transactions contemplated thereby;

                                (viii) copies of the resolutions of the Board of Directors of the Borrower and IP Holdings authorizing the Transfer and the entering into of the IP Assignment, the P&T Assignment and the Royalty Agreement and the consummation of the transactions contemplated thereby;

                                (ix) certified copies of the resolutions of the Board of Directors of Parent, the Borrower and IP Holdings approving the entering into of this Consent, the Credit Agreement Supplement, Security Agreement Supplement, IP Security Agreement and Subsidiary Guaranty (together, the "Supplemental Loan Documents") to which it is a party, the creation of the security interests in the Intangible Property and all other assets of IP Holdings, the guarantee by IP Holdings of the Obligations pursuant to the Subsidiary Guaranty, and all other transactions contemplated by this Consent, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to Parent, the Borrower and IP Holdings, the Supplemental Loan Documents and the transactions contemplated hereby and thereby;

                                (x) an officer's certificate for IP Holdings substantially in the form required by Section 3.01(g)(v) of the Credit Agreement, together with a copy of the Certificate of Incorporation of IP Holdings certified by the Secretary of State of the State of Delaware;

                                (xi) a certificate of the treasurer of IP
                                Holdings, in form, scope and substance
                                satisfactory to the Agent, attesting to the Solvency of IP Holdings immediately after giving effect to the Transfer;

                                (xii) a favorable opinion of Winston & Strawn, counsel for the Borrower and its Subsidiaries, as to such matters as the Agent or its counsel may reasonably request; and

                                (xiii) such other approvals, opinions,
                                certificates, instruments or documents,
                                including, but not limited to, such financing or continuation statements, and other filing documents as the Collateral Agent may deem necessary in order to perfect and preserve the pledge, assignment and security interest created under the Collateral Documents, and as any Lender through the Agent may reasonably request.

               4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Consent, each of Parent, the Borrower and each Subsidiary Guarantor hereby, jointly and severally, represents and warrants to the Agent and the Lenders as follows:

                (i) that no Default or Event of Default exists on the Consent Effective Date, both before and after giving effect to this Consent;

                (c) that all of the representations and warranties contained in the Loan Documents shall be true and correct as of the Consent Effective Date both before and after giving effect to this Consent, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood and agreed that any representation or warranty made as of a specified date shall be required to be true and correct only as of such specific date);

                (d) that the execution, delivery and performance by Parent and each Loan Party of this Consent and the Supplemental Loan Documents to which it is a party are within Parent's and such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Parent's and such Loan Party's charter or bylaws (or equivalent documentation), (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Parent or such Loan Party, any of their respective Subsidiaries or any of their respective properties or assets or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties or assets of Parent, such Loan Party or any of their respective Subsidiaries;

                (f) that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by Parent or any Loan Party of this Consent or any of the Supplemental Loan Documents to which it is a party or for the consummation of the transactions contemplated hereby and thereby;

                (g) that this Consent and each of the Supplemental Loan Documents to which it is a party has been duly executed and delivered by Parent and each Loan Party thereto and is the legal, valid and binding obligation of Parent and each Loan Party thereto, enforceable against Parent and such Loan Party in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally (regardless of whether enforcement is sought in equity or at law);

                (h) that there is no action, suit, investigation, litigation or proceeding affecting Parent, any Loan Party or any of their respective Subsidiaries, including any Environmental Claim, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably expected to have a Material Adverse Effect or (ii) affects or purports to affect the legality, validity or enforceability of this Consent, the Supplemental Loan Documents, any other Loan Document or the consummation of the transactions contemplated hereby or thereby; and

                (i) other than exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's, Parent's and each of the Subsidiary Guarantor's computer systems and
        (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's, Parent's or any of the Subsidiary Guarantor's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by December 1, 1999. The cost to the Borrower, Parent and the Subsidiary Guarantors of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower, Parent and the Subsidiary Guarantors (including, without limitation, reprogramming errors and the failure of others' systems or equipment) would not reasonably be expected to result in a Default or a Material Adverse Effect.

               5. Intercompany Notes. The Borrower hereby agrees and covenants with the Agent and the Lenders that simultaneously with the making of each Subordinated Loan by IP Holdings to the Borrower pursuant to the Royalty Agreement, the Borrower will cause IP Holdings to execute and deliver to the Agent an appropriate Intercompany Note evidencing such Subordinated Loan and pledge and deliver such Intercompany Note, duly endorsed in blank, to the Collateral Agent pursuant to the Security Agreement.

               6. Year 2000. Each of Parent and the Borrower shall take, and shall cause each of its Subsidiaries to take, all action necessary and commit adequate resources to assure that the computer-based and other systems that it owns or are used in its business by Parent, the Borrower and each such Subsidiary are able to effectively process data including dates before, on and after January 1, 2000 without experiencing any year 2000 problem that would reasonably be expected to cause a Material Adverse Effect. At the request of the Agent, the Borrower shall provide or cause to be provided to the Agent with assurance and substantiation (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Agent as to the year 2000 capability of Parent, the Borrower and their Subsidiaries and their ability to conduct their business and operations before, on and after January 1, 2000 without experiencing a year 2000 problem causing a Material Adverse Effect. For purposes hereof, "year 2000 problem" means the failure of computer-based and other systems or equipment, whether of the Borrower, Parent, any Subsidiary Guarantor or otherwise, to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999, and any reprogramming errors resulting therefrom.

               7. Expenses. The Borrower shall pay to the Agent all costs and expenses incurred by the Agent (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the preparation and execution of this Consent.

                8. Miscellaneous.

                   (a) This Consent shall become effective on the date (the "Consent Effective Date") on which (A) Parent, the Borrower, each Subsidiary Guarantor then existing, the Agent and the Lenders shall have signed a copy of this Consent (whether the same or different counterpart) and the Borrower shall have delivered the same to the Agent (including by way of facsimile device), (B) all of the conditions contained in Section 3 and all other terms, covenants and agreements of this Consent are met to the satisfaction of the Agent and the Lenders, (C) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that the representations and warranties contained in Section 4 of this Consent are true, complete and correct on and as of the date of such certificate as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, such certificate in form and substance satisfactory to the Agent, (D) the Borrower shall have paid in full the costs and expenses referred to in Section 7, and (E) the Borrower shall have paid all costs and expenses of counsel to the Agent currently due and owing by the Borrower.

                   (b) THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                   (c) This Consent may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                   (d) This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other

Loan Document. Except as specifically amended herein, all terms and conditions of the Credit Agreement and every other Loan Document, respectively, and all obligations of Parent and each Loan Party and rights of the Agent and each Lender thereunder shall remain in full force and effect.

               (e) From and after the Consent Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, after giving effect to the Supplemental Loan Documents and as amended and modified by this Consent. From and after the Consent Effective Date, all references in the Credit Agreement and all references in the other Loan Documents to the "Loan Documents" shall be deemed to include this Consent and the Supplemental Loan Documents.

               (f) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties (including IP Holdings) under the Loan Documents. Parent and Each Loan Party hereby agrees that (i) Parent and such Loan Party is truly and justly indebted to the Secured Parties, without defense, counterclaim or offset of any kind in the full amount of the Secured Obligations and (ii) the Secured Obligations are secured by valid, perfected, enforceable and unavoidable first priority Liens and security interests upon the Collateral senior to all other security interests and Liens upon the Collateral (except as expressly permitted by the Credit Agreement), granted by Parent and the Loan Parties to the Agent for the ratable benefit of the Secured Parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        PRECISE HOLDING CORPORATION


                                        By /s/ William L. Remley
                                          --------------------------------------
                                          Name:  William L. Remley
                                          Title:


                                        PRECISE TECHNOLOGY, INC.,
                                        as Borrower


                                        By /s/ John R. Weeks
                                          --------------------------------------
                                          Name:  John R. Weeks
                                          Title: President


                                        PRECISE INTELLECTUAL PROPERTY
                                        HOLDINGS COMPANY, INC.,


                                        By /s/ Michael M. Farrell
                                          --------------------------------------
                                          Name:  Michael M. Farrell
                                          Title: Executive Vice President


                                        FLEET NATIONAL BANK, as Agent, as
                                        Collateral Agent and as Issuing Bank


                                        By /s/ Howard J. Diamond
                                          --------------------------------------
                                          Name:  Howard J. Diamond
                                          Title: Vice President



               [Signature Page to the Consent and Third Amendment
                              to Credit Agreement]

                                        LENDERS:
                                        --------

                                        FLEET NATIONAL BANK



                                        By /s/ Howard J. Diamond
                                          --------------------------------------
                                          Name:  Howard J. Diamond
                                          Title: Vice President


                                        BANK AUSTRIA
                                        CREDITANSTALT
                                        CORPORATE FINANCE, INC.
                                        (as successor by assignment to
                                        Creditanstalt AG)


                                        By /s/ Clifford L. Wells
                                          --------------------------------------
                                          Name:  Clifford L. Wells
                                          Title: Vice President


                                        By /s/ Maura K. Connor
                                          --------------------------------------
                                          Name:  Maura K. Connor
                                          Title: Vice President



               [Signature Page to the Consent and Third Amendment
                              to Credit Agreement]